UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2011
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Agreement and Plan of Merger
     On February 3, 2011, Silverleaf Resorts, Inc., (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SL Resort Holdings Inc., a Delaware corporation (“Parent”), and Resort Merger Sub, Inc., a Texas Corporation (“Merger Sub”). Parent and Merger Sub are affiliates of Cerberus Capital Management, L.P. (“Cerberus”). Cerberus Series Four Holdings, LLC, a Delaware limited liability company, a separate affiliate of Cerberus, issued a limited guarantee (the “Limited Guarantee”) in favor of the Registrant to provide equity financing for the full amount of the merger consideration.
     Under the terms and conditions of the Merger Agreement, the Registrant will be merged with the Merger Sub and will be the surviving entity following the merger (the “Merger”). The Merger was approved by the Registrant’s Board of Directors, and the Board of Directors will recommend that the shareholders approve the Merger. Under the Merger Agreement, the Registrant’s shareholders will receive $2.50 in cash for each share of the Registrant’s common stock they own, representing a premium of approximately 75% based on the closing trading price of $1.43 of the Registrant’s common stock on February 3, 2011.
     The Registrant engaged Gleacher & Company Securities, Inc. (“Gleacher”) as its financial advisor in connection with the Merger. The Registrant’s Board of Directors received an opinion from Gleacher that the consideration to be paid to shareholders in the transaction is fair from a financial point of view.
     Robert E. Mead, the Registrant’s Chairman and Chief Executive Officer, in his individual capacity and as trustee of a voting trust between Mr. Mead and his wife, Judith Mead, and Mrs. Mead entered into a voting agreement with Parent and Merger Sub (the “Voting Agreement”) pursuant to which all shares beneficially owned by Mr. and Mrs. Mead will be voted in favor of the Merger at a shareholders meeting called for the purpose of approving the Merger. Individually and through their voting trust, Mr. and Mrs. Mead beneficially own approximately 9.3 million of the Registrant’s outstanding shares of common stock, or approximately 24.5%.
     Completion of the transaction is subject to customary closing conditions, including approval by the Registrant’s shareholders. The Registrant will hold a special meeting of shareholders for the purpose of approving the Merger as promptly as possible. Upon completion of the Merger, the Registrant will become a private company, wholly-owned by Cerberus, and its common stock will no longer be traded on NASDAQ.
     The above summaries of the Merger Agreement, the Limited Guarantee, and the Voting Agreement are each qualified in their entirety by reference to the Merger Agreement, Limited Guarantee, and Voting Agreement, which are attached hereto as Exhibits 2.1, 2.2, and 99.2, respectively, and are incorporated herein by reference.
Forward-Looking Statements
     This communication contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed merger, the management of the Registrant and the Registrant’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to the Registrant on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Registrant nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Registrant’s control. These factors include: failure to obtain stockholder approval of the proposed Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. The Registrant undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to theRegistrant’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.
Item 7.01 Regulation FD Disclosure
     In connection with the matters described in Item 1.01 above, the Registrant issued a press release on February 3, 2011. The information in this item 7.01 and the exhibit referenced as Exhibit 99.1 in Item 9.01 herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information or exhibit be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.		Description of Exhibit
2.1	+*	Agreement and Plan of Merger dated February 3, 2011 among the Registrant, Parent and Merger Sub
2.2	*	Limited Guarantee in favor of the Registrant by Cerberus Series Four Holdings, LLC
99.1	*	Press Release issued by the Registrant on February 3, 2011 announcing the Merger.
99.2	*	Voting Agreement by and among Robert E. Mead, Judith Mead, Parent and Merger Sub

+	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

*	filed herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 9, 2011	SILVERLEAF RESORTS, INC.
	By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.		Description of Exhibit
2.1	+*	Agreement and Plan of Merger dated February 3, 2011 among the Registrant, Parent and Merger Sub
2.2	*	Limited Guarantee in favor of the Registrant by Cerberus Series Four Holdings, LLC
99.1	*	Press Release issued by the Registrant on February 3, 2011 announcing the Merger.
99.2	*	Voting Agreement by and among Robert E. Mead, Judith Mead, Parent and Merger Sub

+	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

*	filed herewith